The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 12 Doc ID 827830193/v2 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 12 Doc ID 827830193/v2 Table of contents Commercial Terms Schedule 5 2. Definitions 7 2.1 Definitions 7 3. Incorporation of Prior Lease 7 3.1 Incorporation of terms of the Prior Lease 7 3.2 Amendment of Prior Lease 7 Signing page 12

Dexus Lease Page 5 of 12 Doc ID 827830193/v2 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Level 2, 341 George Street, Sydney Item 3 Commencement Date 1 July 2023

Dexus Lease Page 6 of 12 Doc ID 827830193/v2 Item 4 Expiry Date 30 June 2028 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion 9.19% Item 7 Base Rent $ 1,115,011.50 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Percentage Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000

Dexus Lease Page 7 of 12 Doc ID 827830193/v2 Item 13 Bank Guarantee The greater of: (a) $ 737,692.79 ; and (b) An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Building Outgoings plus GST Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 2. Definitions 2.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AJ886425 as varied by Variation of Lease AN811272. 3. Incorporation of Prior Lease 3.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 3.2. 3.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease;

Dexus Lease Page 8 of 12 Doc ID 827830193/v2 (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted; (d) Clause 12.6 is deleted and marked 'not used'. (e) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent plus the Tenant's Proportion of Building Outgoings payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it: (i) reinstates and makes good all penetrations into of the adjacent premises at 343 George Street, Sydney caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date. (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”;

Dexus Lease Page 9 of 12 Doc ID 827830193/v2 (f) A new clauses 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases.:; (g) Clause 17.11 is deleted and replaced with the following: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (h) Clause 22 (Option to Renew) is deleted; (i) Clause 26 (Incentive) is deleted; (j) Clause 27 (Roof Garden Works) is deleted; (k) Clause 28 (Landlord's Works) is deleted; (l) Clause 30 (Tenant's Right of First Refusal) is deleted; (m) Clause 31 (Licenced Area) is deleted; (n) Clause 34 (Tenant's Right to Extend) is deleted. (o) A new clause 35 is included as follows: "35 Relocation 35.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (p) A new clause 36 is included as follows: "36 Early Termination by Tenant and Relocation 36.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early Termination Notice). For the avoidance of doubt, the Tenant may give

Dexus Lease Page 10 of 12 Doc ID 827830193/v2 the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effect after 31 December 2025. 36.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 36.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 36.4 Subject to the Tenant complying with clauses 36.1 to 36.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than : (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7, the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 36.6 For the avoidance of doubt, nothing in this clause 36 shall release either party from any prior breach of this lease.". (q) A new clause 37 is included as follows: 37. Tenant Advisory Fees 37.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 37.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 37.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and

Dexus Lease Page 11 of 12 Doc ID 827830193/v2 (b) the Tenant's Advisory Fee to the extent that the fee has not already been repaid by the Tenant under clause 37.2. 37.4 In this clause : (a) Landlord's Agency Fee means $56,865.59 plus GST. (b) Tenant's Advisory Fee means $68,133.64 plus GST.; and (r) A new clause 38 is included as follows: "38 Interdependency 38.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 38.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 38 unless the claim relates to an prior breach. 38.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases." (s) Schedule 1 (Definitions and Interpretation) is amended by including the following: "'Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney; (b) Level 3, 341 George Street, Sydney; (c) Level 4, 341 George Street, Sydney; (d) Level 5, 341 George Street, Sydney; (e) Levels 6, 7 and 8, 341 George Street, Sydney; and (f) Levels 9, 341 George Street, Sydney." and (t) Schedule 4 (New clause 22) is deleted.

Dexus Lease Page 12 of 12 Doc ID 827830193/v2 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher

The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 12 Doc ID 827830713/v2 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 12 Doc ID 827830713/v2 Table of contents Commercial Terms Schedule 5 2. Definitions 7 2.1 Definitions 7 3. Incorporation of Prior Lease 7 3.1 Incorporation of terms of the Prior Lease 7 3.2 Amendment of Prior Lease 7 Signing page 12

Dexus Lease Page 5 of 12 Doc ID 827830713/v2 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Level 3, 341 George Street, Sydney Item 3 Commencement Date 1 July 2023

Dexus Lease Page 6 of 12 Doc ID 827830713/v2 Item 4 Expiry Date 30 June 2028 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion The same percentage that the area of the Premises (including the storage area in clause 2.3) bears to the lettable area of the Building. Item 7 Base Rent $ 987,393.51 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Percentage Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000

Dexus Lease Page 7 of 12 Doc ID 827830713/v2 Item 13 Bank Guarantee The greater of: (a) $ 667,752.83 ; and (b) An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Building Outgoings plus GST Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 2. Definitions 2.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AJ906196 as varied by Variation of Lease AN811273. 3. Incorporation of Prior Lease 3.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 3.2. 3.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease;

Dexus Lease Page 8 of 12 Doc ID 827830713/v2 (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted; (d) Clause 12.6 is deleted and marked 'not used'. (e) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent plus the Tenant's Proportion of Building Outgoings payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it: (i) reinstates and makes good all penetrations into of the adjacent premises at 343 George Street, Sydney caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date. (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”;

Dexus Lease Page 9 of 12 Doc ID 827830713/v2 (f) A new clause 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases."; (g) Clause 17.11 is deleted and replaced with the following: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (h) Clause 22 (Option to Renew) is deleted; (i) Clause 26 (Incentive) is deleted; (j) Clause 27 (Roof Garden Works) is deleted; (k) Clause 28 (Landlord's Works) is deleted; (l) Clause 30 (Tenant's Right of First Refusal) is deleted; (m) Clause 31 (Licenced Area) is deleted'; (n) Clause 34 (Tenant's Right to Extend) is deleted. (o) A new clause 35 is included as follows: "35 Relocation 35.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (p) A new clause 36 is included as follows: "36 Early Termination by Tenant and Relocation 36.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early Termination Notice). For the avoidance of doubt, the Tenant may give the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effect after 31 December 2025.

Dexus Lease Page 10 of 12 Doc ID 827830713/v2 36.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 36.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 36.4 Subject to the Tenant complying with clauses 36.1 to 36.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than : (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7 , the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 36.6 For the avoidance of doubt, nothing in this clause 36 shall release either party from any prior breach of this lease.". (q) A new clause 37 is included as follows: 37. Tenant Advisory Fees 37.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 37.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 37.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and (b) the Tenant's Advisory Fee to the extent that the fee has not already been repaid by the Tenant under clause 37.2. 37.4 In this clause :

Dexus Lease Page 11 of 12 Doc ID 827830713/v2 (a) Landlord's Agency Fee means $50,357.25 plus GST. (b) Tenant's Advisory Fee means $68,133.64 plus GST.; (r) A new clause 38 is included as follows: "38 Interdependency 38.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 38.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 38 unless the claim relates to an prior breach. 38.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases." (s) Schedule 1 (Definitions and Interpretation) is amended by including the following: "Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney; (b) Level 2, 341 George Street, Sydney; (c) Level 4, 341 George Street, Sydney; (d) Level 5, 341 George Street, Sydney; (e) Levels 6, 7 and 8, 341 George Street, Sydney; and (f) Levels 9, 341 George Street, Sydney." and (t) Schedule 4 (New clause 22) is deleted.

Dexus Lease Page 12 of 12 Doc ID 827830713/v2 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Signature of Director Signature of Director/Company Secretary Full name (print) Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher

The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 13 Doc ID 827830863/v2 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 13 Doc ID 827830863/v2 Table of contents Commercial Terms Schedule 5 1. Definitions 7 1.1 Definitions 7 2. Incorporation of Prior Lease 7 2.1 Incorporation of terms of the Prior Lease 7 2.2 Amendment of Prior Lease 7 Signing page 13

Dexus Lease Page 5 of 13 Doc ID 827830863/v2 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Level 4, 341 George Street, Sydney Item 3 Commencement Date 1 July 2023

Dexus Lease Page 6 of 13 Doc ID 827830863/v2 Item 4 Expiry Date 30 June 2028 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion The same percentage that the area of the Premises (including the storage area in clause 2.3) bears to the lettable area of the Building. Item 7 Base Rent $ 1,545,275.64 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000

Dexus Lease Page 7 of 13 Doc ID 827830863/v2 Item 13 Bank Guarantee The greater of: $ 849,901.60 ; and An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Increases in Building Outgoings plus GST Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 1. Definitions 1.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AN811276. 2. Incorporation of Prior Lease 2.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 2.2. 2.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease; (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted;

Dexus Lease Page 8 of 13 Doc ID 827830863/v2 (d) Clause 3.11 is deleted and replaced with the following: "3.11 Fixed Review of Base Rent On and from each Fixed Annual Review Date, the Base Rent payable by the Tenant under this lease is the Base Rent payable immediately before the relevant Fixed Annual Review Date increased by 4%"; (e) Clause 12.6 is deleted and marked 'not used'. (f) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent plus the Tenant's Proportion of Increases in Building Outgoings payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it: (i) reinstates and makes good all penetrations into the adjacent premises at 343 George Street, Sydney caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date.

Dexus Lease Page 9 of 13 Doc ID 827830863/v2 (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”; (g) A new clauses 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases."; (h) A new clause 17.11 is inserted as follows: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (i) Clause 22 (Options) is deleted; (j) Clause 34 (Lease Conditional) is deleted; (k) Clause 35 (Change to Commencing Date) is deleted; (l) Clause 36 (Tenant's Right to Extend) is deleted; (m) Clause 37 (Payment of Tenant Rep Fee) is deleted; (n) Clause 38 (Landlord Contribution) is deleted; (o) A new clause 39 is included as follows: "39 Relocation 39.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (p) A new clause 40 is included as follows: "40 Early Termination by Tenant and Relocation 40.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early

Dexus Lease Page 10 of 13 Doc ID 827830863/v2 Termination Notice). For the avoidance of doubt, the Tenant may give the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effect after 31 December 2025. 40.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 40.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 40.4 Subject to the Tenant complying with clauses 40.1 to 40.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than: (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7, the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 40.6 For the avoidance of doubt, nothing in this clause 40 shall release either party from any prior breach of this lease.". (q) A new clause 41 is included as follows: "41. Tenant Advisory Fees 41.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 41.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 41.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and

Dexus Lease Page 11 of 13 Doc ID 827830863/v2 (b) the Tenant's Advisory Fee to the extent that the fee has not already been repaid by the Tenant under clause 41.2. 41.4 In this clause : (a) Landlord's Agency Fee means $67,820.39 plus GST. (b) Tenant's Advisory Fee means $68,133.64plus GST.;" (r) A new clause 42 is included as follows: "42 Interdependency 42.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 42.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 42 unless the claim relates to an prior breach. 42.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases." (s) Schedule 1 (Definitions and Interpretation) is amended by including the following: "Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney; (b) Level 2, 341 George Street, Sydney; (c) Level 3, 341 George Street, Sydney; (d) Level 5, 341 George Street, Sydney; (e) Levels 6, 7 and 8, 341 George Street, Sydney; and (f) Levels 9, 341 George Street, Sydney."; (t) Schedule 1 (Definitions and Interpretation) is amended by deleting the definition for “Increases in Building Outgoings” and inserting in its place the following:

Dexus Lease Page 12 of 13 Doc ID 827830863/v2 “Increases in Building Outgoings means the annual increase in Building Outgoings over the Building Outgoings for the financial year ending 30 June 2023.” (u) Schedule 4 (Base Rent, Fixed Review of Base Rent and Repayment of Tenant Rep Fee) is deleted; and (v) Schedule 5 (New clause 22) is deleted.

Dexus Lease Page 13 of 13 Doc ID 827830863/v2 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Signature of Director Signature of Director/Company Secretary Full name (print) Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher

The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 13 Doc ID 827831523/v2 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 13 Doc ID 827831523/v2 Table of contents Commercial Terms Schedule 5 1. Definitions 7 1.1 Definitions 7 2. Incorporation of Prior Lease 7 2.1 Incorporation of terms of the Prior Lease 7 2.2 Amendment of Prior Lease 7 Signing page 13

Dexus Lease Page 5 of 13 Doc ID 827831523/v2 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Level 5, 341 George Street, Sydney Item 3 Commencement Date 1 July 2023 Item 4 Expiry Date 30 June 2028

Dexus Lease Page 6 of 13 Doc ID 827831523/v2 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion The same percentage that the area of the Premises (including the storage area in clause 2.3) bears to the lettable area of the Building. Item 7 Base Rent $ 1,530,362.07 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000 Item 13 Bank Guarantee The greater of: $ 841,699.14 ; and An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Increases in Building Outgoings plus GST

Dexus Lease Page 7 of 13 Doc ID 827831523/v2 Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 1. Definitions 1.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AN811277 as varied by Variation of Lease entered into between the parties dated September 2018. 2. Incorporation of Prior Lease 2.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 2.2. 2.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease; (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted; (d) Clause 3.11 is deleted and replaced with the following: "3.11 Fixed Review of Base Rent

Dexus Lease Page 8 of 13 Doc ID 827831523/v2 On and from each Fixed Annual Review Date, the Base Rent payable by the Tenant under this lease is the Base Rent payable immediately before the relevant Fixed Annual Review Date increased by 4%"; (e) Clause 12.6 is deleted and marked 'not used'. (f) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent plus the Tenant's Proportion of Increases in Building Outgoings payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it: (i) reinstates and makes good all penetrations into the adjacent premises at 343 George Street, Sydney caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date. (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry

Dexus Lease Page 9 of 13 Doc ID 827831523/v2 out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”; (g) A new clauses 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases.:; (h) A new clause 17.11 is inserted as follows: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (i) Clause 22 (Options) is deleted; (j) Clause 34 (Lease Conditional) is deleted; (k) Clause 36 (Tenant's Right to Extend) is deleted; (l) Clause 37 (Payment of Tenant Rep Fee) is deleted; (m) Clause 38 (Landlord Contribution) is deleted; (n) A new clause 39 is included as follows: "39 Relocation 39.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (o) A new clause 40 is included as follows: "40 Early Termination by Tenant and Relocation 40.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early Termination Notice). For the avoidance of doubt, the Tenant may give the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effect after 31 December 2025.

Dexus Lease Page 10 of 13 Doc ID 827831523/v2 40.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 40.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 40.4 Subject to the Tenant complying with clauses 40.1 to 40.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than: (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7, the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 40.6 For the avoidance of doubt, nothing in this clause 40 shall release either party from any prior breach of this lease.". (p) A new clause 41 is included as follows: "41. Tenant Advisory Fees 41.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 41.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 41.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and (b) the Tenant's Advisory Fee to the extent that the fee has not already been repaid by the Tenant under clause 41.2. 41.4 In this clause :

Dexus Lease Page 11 of 13 Doc ID 827831523/v2 (a) Landlord's Agency Fee means $67,160.17 plus GST. (b) Tenant's Advisory Fee means $68,133.64.plus GST;" (q) A new clause 42 is included as follows: "42 Interdependency 42.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 42.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 42 unless the claim relates to an prior breach. 42.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases." (r) Schedule 1 (Definitions and Interpretation) is amended by including the following: "Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney; (b) Level 2, 341 George Street, Sydney; (c) Level 3, 341 George Street, Sydney; (d) Level 4, 341 George Street, Sydney; (e) Levels 6, 7 and 8, 341 George Street, Sydney; and (f) Levels 9, 341 George Street, Sydney."; (s) Schedule 1 (Definitions and Interpretation) is amended by deleting the definition for “Increases in Building Outgoings” and inserting in its place the following: “Increases in Building Outgoings means the annual increase in Building Outgoings over the Building Outgoings for the financial year ending 30 June 2023.”

Dexus Lease Page 12 of 13 Doc ID 827831523/v2 (t) Schedule 4 (Base Rent, Fixed Review of Base Rent and Repayment of Tenant Rep Fee) is deleted; and (u) Schedule 5 (New clause 22) is deleted.

Dexus Lease Page 13 of 13 Doc ID 827831523/v2 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Signature of Director Signature of Director/Company Secretary Full name (print) Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher

The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 12 Doc ID 828005453/v2 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 12 Doc ID 828005453/v2 Table of contents Commercial Terms Schedule 5 2. Definitions 7 2.1 Definitions 7 3. Incorporation of Prior Lease 7 3.1 Incorporation of terms of the Prior Lease 7 3.2 Amendment of Prior Lease 7 Signing page 12

Dexus Lease Page 5 of 12 Doc ID 828005453/v2 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Levels 6,7 and 8, 341 George Street, Sydney Item 3 Commencement Date 1 July 2023

Dexus Lease Page 6 of 12 Doc ID 828005453/v2 Item 4 Expiry Date 30 June 2028 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion The same percentage that the area of the Premises (including the storage area in clause 2.3) bears to the lettable area of the Building. Item 7 Base Rent $ 3,199,040.63 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Percentage Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000

Dexus Lease Page 7 of 12 Doc ID 828005453/v2 Item 13 Bank Guarantee The greater of: (a) $ 2,119,507.79 ; and (b) An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Building Outgoings plus GST Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 2. Definitions 2.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AJ886427 as varied by Variation of Lease AN811274. 3. Incorporation of Prior Lease 3.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 3.2. 3.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease;

Dexus Lease Page 8 of 12 Doc ID 828005453/v2 (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted; (d) Clause 12.6 is deleted and marked 'not used'. (e) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent plus the Tenant's Proportion of Building Outgoings payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it: (i) reinstates and makes good all penetrations into the adjacent premises at 343 George Street, Sydney caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date. (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”;

Dexus Lease Page 9 of 12 Doc ID 828005453/v2 (f) A new clauses 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases."; (g) Clause 17.11 is deleted and replaced with the following: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (h) Clause 22 (Option to Renew) is deleted; (i) Clause 26 (Incentive) is deleted; (j) Clause 27 (Roof Garden Works) is deleted; (k) Clause 28 (Landlord's Works) is deleted; (l) Clause 30 (Tenant's Right of First Refusal) is deleted; (m) Clause 31 (Licenced Area) is deleted'; (n) Clause 34 (Tenant's Right to Extend) is deleted. (o) A new clause 35 is included as follows: "35 Relocation 35.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (p) A new clause 36 is included as follows: "36 Early Termination by Tenant and Relocation 36.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early Termination Notice). For the avoidance of doubt, the Tenant may give the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effect after 31 December 2025.

Dexus Lease Page 10 of 12 Doc ID 828005453/v2 36.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 36.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 36.4 Subject to the Tenant complying with clauses 36.1 to 36.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than: (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7, the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 36.6 For the avoidance of doubt, nothing in this clause 36 shall release either party from any prior breach of this lease.". (q) A new clause 37 is included as follows: 37. Tenant Advisory Fees 37.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 37.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 37.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and (b) the Tenant Advisory Fee to the extent that the fee has not already been repaid by the Tenant under clause 37.2. 37.4 In this clause :

Dexus Lease Page 11 of 12 Doc ID 828005453/v2 (a) Landlord's Agency Fee means $163,151.59 plus GST. (b) Tenant's Advisory Fee means $68,133.64 plus GST; (r) A new clause 38 is included as follows: "38 Interdependency 38.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 38.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 38 unless the claim relates to an prior breach. 38.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases." (s) Schedule 1 (Definitions and Interpretation) is amended by including the following: "Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney; (b) Level 2, 341 George Street, Sydney; (c) Level 3, 341 George Street, Sydney; (d) Level 4, 341 George Street, Sydney; (e) Level 5, 341 George Street, Sydney; and (f) Levels 9, 341 George Street, Sydney." and (t) Schedule 4 (New clause 22) is deleted.

Dexus Lease Page 12 of 12 Doc ID 828005453/v2 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Signature of Director Signature of Director/Company Secretary Full name (print) Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher

The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 13 Doc ID 828018233/v2 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 13 Doc ID 828018233/v2 Table of contents Commercial Terms Schedule 5 2. Definitions 7 2.1 Definitions 7 3. Incorporation of Prior Lease 8 3.1 Incorporation of terms of the Prior Lease 8 3.2 Amendment of Prior Lease 8 Signing page 13

Dexus Lease Page 5 of 13 Doc ID 828018233/v2 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Level 9, 341 George Street, Sydney

Dexus Lease Page 6 of 13 Doc ID 828018233/v2 Item 3 Commencement Date 1 July 2023 Item 4 Expiry Date 30 June 2028 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion The same percentage that the area of the Premises (including the storage area in clause 2.3) bears to the lettable area of the Building. Item 7 Base Rent $ 935,515.56 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Percentage Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000

Dexus Lease Page 7 of 13 Doc ID 828018233/v2 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000 Item 13 Bank Guarantee The greater of: (a) $ 635,267.39 ; and (b) An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Building Outgoings plus GST Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 2. Definitions 2.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AJ886428 as varied by Variation of Lease AN811275.

Dexus Lease Page 8 of 13 Doc ID 828018233/v2 3. Incorporation of Prior Lease 3.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 3.2. 3.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease; (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted; (d) Clause 12.6 is deleted and marked 'not used'. (e) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent plus the Tenant's Proportion of Building Outgoings payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it:

Dexus Lease Page 9 of 13 Doc ID 828018233/v2 (i) reinstates and makes good all penetrations into of the adjacent premises at 343 George Street, Sydney caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date. (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”; (f) A new clauses 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases."; (g) Clause 17.11 is deleted and replaced with the following: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (h) Clause 22 (Option to Renew) is deleted; (i) Clause 26 (Incentive) is deleted; (j) Clause 27 (Roof Garden Works) is deleted; (k) Clause 28 (Landlord's Works) is deleted; (l) Clause 30 (Tenant's Right of First Refusal) is deleted; (m) Clause 31 (Licenced Area) is deleted'; (n) Clause 34 (Tenant's Right to Extend) is deleted. (o) A new clause 35 is included as follows: "35 Relocation 35.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the

Dexus Lease Page 10 of 13 Doc ID 828018233/v2 Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (p) A new clause 36 is included as follows: "36 Early Termination by Tenant and Relocation 36.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early Termination Notice). For the avoidance of doubt, the Tenant may give the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effect after 31 December 2025. 36.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 36.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 36.4 Subject to the Tenant complying with clauses 36.1 to 36.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than: (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7, the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 36.6 For the avoidance of doubt, nothing in this clause 36 shall release either party from any prior breach of this lease.".

Dexus Lease Page 11 of 13 Doc ID 828018233/v2 (q) A new clause 37 is included as follows: 37. Tenant Advisory Fees 37.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 37.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 37.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and (b) the Tenant's Advisory Fee.to the extent that the fee has not already been repaid by the Tenant under clause 37.2. 37.4 In this clause : (a) Landlord's Agency Fee means $47,711.11 plus GST. (b) Tenant's Advisory Fee means $68,133.64 plus GST.; (r) A new clause 38 is included as follows: "38 Interdependency 38.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 38.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 38 unless the claim relates to an prior breach. 38.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases."

Dexus Lease Page 12 of 13 Doc ID 828018233/v2 (s) Schedule 1 (Definitions and Interpretation) is amended by including the following: "Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney; (b) Level 2, 341 George Street, Sydney; (c) Level 3, 341 George Street, Sydney; (d) Level 4, 341 George Street, Sydney; (e) Level 5, 341 George Street, Sydney; and (f) Levels 6, 7 and 8, 341 George Street, Sydney."; and (t) Schedule 4 (New clause 22) is deleted.

Dexus Lease Page 13 of 13 Doc ID 828018233/v2 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Signature of Director Signature of Director/Company Secretary Full name (print) Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher

The lessor leases to the lessee the property referred to above. (D) Encumbrances (if applicable): (G) 1. TERM 2. COMMENCING DATE 3. TERMINATING DATE 4. With an OPTION TO RENEW for a period of set out in clause of 5. With an OPTION TO PURCHASE set out in clause of 6. Together with and reserving the RIGHTS set out in clause of 7. Incorporates the provisions or additional material set out in ANNEXURE(S) hereto. 8. Incorporates the provisions set out in No. 9. The RENT is set out in No. of (B) LODGED BY Document Collection Box CODE L (F) (E) LESSEE TENANCY: (A) TORRENS TITLE Form: 07L Release: 4·7 LEASE New South Wales Real Property Act 1900 pages to the top left-hand corner. (C) LESSOR PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any. Property leased ALL HANDWRITING MUST BE IN BLOCK CAPITALS. 2005 Page 1 of STAMP DUTY Reference: Email: Name, Address or DX, Telephone, and Customer Account Number if any.

(I) STATUTORY DECLARATION * I solemnly and sincerely declare that — 1. The time for the exercise of option to in expired lease No. has ended; and 2. The lessee under that lease has not exercised the option. Made and subscribed at in the on in the presence of of , Justice of the Peace (J.P. Number: ) Practising Solicitor [specify] , # : 1. I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am OR the document I relied on was a [Omit ID No.] Signature of witness: Signature of applicant: * lodgment. # DATE (H) ** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. ALL HANDWRITING MUST BE IN BLOCK CAPITALS Page 2 of 2005

Dexus Lease Page 3 of 12 Doc ID 839739313/v1 Annexure A to Lease Parties 341 George St Pty Ltd ABN 31 128 330 192 (Landlord) Atlassian Pty Ltd ABN 53 102 443 916 (Tenant)

Dexus Lease Page 4 of 12 Doc ID 839739313/v1 Table of contents Commercial Terms Schedule 5 2. Definitions 7 2.1 Definitions 7 3. Incorporation of Prior Lease 7 3.1 Incorporation of terms of the Prior Lease 7 3.2 Amendment of Prior Lease 7 Signing page 12

Dexus Lease Page 5 of 12 Doc ID 839739313/v1 Commercial Terms Schedule Dated: Parties Name: 341 George St Pty Ltd ABN/ACN: ABN 31 128 330 192 Short form name: Landlord Notice Details: Suite 10, Level 1, 341 George Street, Sydney NSW 2000 Attention: Attention: Michael Cheng Email: mcheng@ngiinvest.com.au Copy (if required): Idy Ngan Email: ingan@ngiinvest.com.au Name: Atlassian Pty Ltd ABN/ACN: ABN 53 102 443 916 Short form name: Tenant Notice Details: Level 6, 341 George Street, Sydney Attention: The Directors Commercial Terms Schedule Item 1 Land The whole of the land in Auto Consol 3778-152 Item 2 Premises Suites 1.02, 1.03 and 1.04, Level 1, 341 George Street, Sydney Item 3 Commencement Date 1 July 2023

Dexus Lease Page 6 of 12 Doc ID 839739313/v1 Item 4 Expiry Date 30 June 2028 Item 5 Term Five (5) years Item 5A Option to Renew Not applicable Item 6 Tenant's Proportion Not applicable Item 7 Base Rent $233,542.89 excluding GST Item 8 Market Review Dates Not applicable Item 8 A Fixed Percentage Annual Review Dates Each anniversary of the Commencement Date Item 9 Facilities Hours Daily between 8.00 am and 6.00 pm - Saturdays, Sundays and public holidays excepted. Outside those hours, air-conditioning and other Facilities and Services to be provided to the Premises at the request and at the cost of the Tenant. Item 10 Permitted Use Commercial Office Item 11 Public risk insurance $20,000,000 Item 12 Notices Landlord: 341 George St Pty Ltd c/- Michael Cheng Suite 10, Level 1, 341George St, Sydney NSW 2000 Tenant: The Directors Atlassian Pty Ltd Level 6, 341 George Street, Sydney NSW 2000

Dexus Lease Page 7 of 12 Doc ID 839739313/v1 Item 13 Bank Guarantee The greater of: (a) $128,448.59; and (b) An amount equal to 6 months Base Rent (as reviewed under this lease from time to time) plus the Tenant's Proportion of Building Outgoings plus GST Item 14 Guarantors Not applicable while Atlassian Pty Ltd ACN 102 443 916 is the Tenant. Item 15 CPI Review Dates Not applicable Agreed Terms 2. Definitions 2.1 Definitions In this Lease: Prior Lease means the lease registered as dealing AJ886424 as varied by Variation of Lease AN811271. 3. Incorporation of Prior Lease 3.1 Incorporation of terms of the Prior Lease (a) The Landlord and the Tenant agree and covenant with each other that the terms of the Prior Lease bind the Landlord and the Tenant as if those terms were set out in this Lease in full and amended in accordance with clause 3.2. 3.2 Amendment of Prior Lease The Prior Lease is amended as follows: (a) Pages 1 and 2 are deleted. (b) The Commercial Terms Schedule in the Prior Lease is deleted and replaced with the Commercial Terms Schedule in this Lease;

Dexus Lease Page 8 of 12 Doc ID 839739313/v1 (c) Clauses 3.1 to 3.10 (Review of Base Rent) are deleted; (d) Clause 4.2 is amended by deleting the words “, or if not specified in Item 6 then as notified by the Landlord”; (e) Clause 12.6 is deleted and marked 'not used'. (f) A new clause 12.7 is included as follows: "12.7 Make Good Payment (a) In this clause 12, Make Good Payment means: (i) the amount of $325 per square metre (plus GST) of lettable area of the Premises, and (ii) an amount equal to two (2) months' Base Rent payable by the Tenant under the lease (calculated at the date the Make Good Payment is made). . (b) Despite the Tenant's obligation to make good under clause 12.2 (excluding clauses 12.2(b) and 12.2(d)), while the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided that: (a) the Tenant is not in Breach; and (b) the Tenant provides the Landlord with prior written notice no later than 12 months prior to the End Date, the Tenant may provide the Landlord with the Make Good Payment in lieu of carrying out the Tenant's make good obligations under this lease, no later than the End Date. (c) Upon receipt of the Make Good Payment by the Landlord the Tenant will be released from its make good obligations under this lease (including the obligations in clauses 12.1 to 12.3), provided it: (i) reinstates and makes good all penetrations into the adjacent premises at 343 George Street, Sydney, caused or carried out on or behalf of the Tenant including without limit the interconnecting wall and provides any proof of statutory compliance (if required); (ii) removes all personal items of the Tenant from the Premises and (iii) leaves the Premises in a clean and tidy condition no later than the End Date. (d) If the Tenant does not provide the Landlord with the Make Good Payment in accordance with clause 12.7(b), then the Tenant must carry

Dexus Lease Page 9 of 12 Doc ID 839739313/v1 out the Tenant's make good obligations under this lease in accordance with the requirements of clauses 12.1 to 12.3.”; (g) A new clause 15.10 is included as follows: "15.10 If the Tenant under this lease is Atlassian Pty Ltd ABN 53 102 443 916, the Tenant may comply with clause 15.1 by delivering to the Landlord a Bank Guarantee (in a form acceptable to the Landlord) which includes, in addition to security for the performance of the Tenant's obligations under this lease, security for the performance of the Tenant's obligations under all of the Interdependent Leases."; (h) Clause 17.11 is deleted and replaced with the following: "17.11 The Landlord and the Tenant must each pay their own costs of and incidental to the negotiation, preparation and execution of this lease."; (i) Clause 22 (Option to Renew) is deleted; (j) Clause 28 (Landlord's Works) is deleted; (k) Clause 33 (Rent Free Period) is deleted; (l) Clause 34 (Tenant's Right to Extend) is deleted. (m) A new clause 35 is included as follows: "35 Relocation 35.1 The Tenant discloses to the Landlord that the Tenant will be relocating from the Premises to a new building (which is currently under construction). During the term of the lease, the Tenant must provide the Landlord with regular (at least quarterly) updates on the progress of the construction of that building and such other related information as reasonably requested by the Landlord for the purpose of determining if and when the Tenant might exercise its right to surrender this lease"; (n) A new clause 36 is included as follows: "36 Early Termination by Tenant and Relocation 36.1 While the Tenant is Atlassian Pty Ltd ABN 53 102 443 916, and provided it is not in Default (of which default notice has been served), the Tenant may surrender this lease at any date after 31 December 2025 (Early Termination Date), by giving the Landlord at least 2 years' prior written notice of its intention to terminate this lease (Early Termination Notice). For the avoidance of doubt, the Tenant may give the Early Termination Notice before 31 December 2025 provided the Early Termination Date takes effectafter 31 December 2025.

Dexus Lease Page 10 of 12 Doc ID 839739313/v1 36.2 The Tenant may extend the Early Termination Date for 3 months by giving the Landlord prior written notice no later than 12 months after the date of service of the Early Termination Notice. 36.3 If the Tenant gives the Early Termination Notice, the Tenant must: (a) execute all documents reasonably required by the Landlord to give effect to the surrender of this Lease (Surrender Documents) and return them to the Landlord, correctly executed on or before the Early Termination Date; and (b) pay all stamp duty and registration fees in connection with the Surrender Documents. 36.4 Subject to the Tenant complying with clauses 36.1 to 36.3, the Tenant and the Landlord shall be released from their respective obligations under this Lease, from the Early Termination Date, other than: (a) the Landlord's and Tenant's respective obligations under clause 4.6 (adjustment for Building Outgoings); and (b) the Tenant's obligation to indemnify the Landlord under clause 9.7; and (c) subject to clause 12.7, the Tenant's obligation to make good the Premises in accordance with its make good obligations under clauses 12.1 to 12.3. 36.6 For the avoidance of doubt, nothing in this clause 36 shall release either party from any prior breach of this lease.". (o) A new clause 37 is included as follows: "37. Tenant Advisory Fees 37.1 The Landlord agrees to pay the Tenant's Advisory Fee upon execution of this lease by the Tenant. 37.2 The Tenant will repay the Tenant's Advisory Fee to the Landlord in equal monthly instalments over a period of 12 months commencing from the Commencement Date at the same time and in the same manner as the payment of the Base Rent. 37.3 If the Lease is terminated as a result of the Tenant’s default the Tenant must immediately pay to the Landlord on the date of termination: (a) the Landlord's Agency Fee; and (b) the Tenant's Advisory Fee to the extent that the fee has not already been repaid by the Tenant under clause 37.2.

Dexus Lease Page 11 of 12 Doc ID 839739313/v1 37.4 In this clause : (a) Landlord's Agency Fee means $9,672.40 plus GST . (b) Tenant's Advisory Fee means $68,133.64 plus GST .;" (p) A new clause 38 is included as follows: "38 Interdependency 38.1 This Lease and the Interdependent Leases are interdependent to the intent that: (a) if this Lease or one of the Interdependent Leases terminate then the Landlord will have the right to terminate this lease and/or the other Interdependent Leases; and (b) this Lease and the other Interdependent Leases must be assigned or transferred together to the same assignee or transferee. 38.2 Neither party shall be entitled to make any claim for compensation against the other party if this lease is terminated pursuant to this clause 38 unless the claim relates to an prior breach. 38.3 This Lease is conditional on the Tenant and the Landlord simultaneously entering into the Interdependent Leases." (q) Schedule 1 (Definitions and Interpretation) is amended by including the following; 'Interdependent Leases means each of the leases entered into between the Landlord and the Tenant in respect of the following premises for a term that is coterminous with this Lease: (a) Level 2, 341 George Street, Sydney; (b) Level 3, 341 George Street, Sydney; (c) Level 4, 341 George Street, Sydney; (d) Level 5, 341 George Street, Sydney; (e) Levels 6, 7 and 8, 341 George Street, Sydney; and (f) Levels 9, 341 George Street, Sydney"; and (r) Schedule 4 (New clause 22) is deleted.

Dexus Lease Page 12 of 12 Doc ID 839739313/v1 Signing page Executed as a deed We certify this dealing to be correct for the purposes of the Real Property Act 1900 (NSW) Execution by the Landlord Executed by 341 George St Pty Ltd ABN 31 128 330 192 in accordance with section 127 of the Corporations Act 2001 (Cth) by: * Section 117 of the Real Property Act 1900 requires that you must have known the signatory for more than 12 months or have sighted identifying documentation. Signature of Director Signature of Director/Company Secretary Full name (print) Signature of Director Signature of Director/Company Secretary Full name (print) Full name (print) Chan Ting Kevin Thui /s/ Chan Ting Kevin Thui /s/ Qiaoyen Shen Qiaoyen Shen Full name (print) Execution by the Tenant Executed by Atlassian Pty Ltd ABN 53 102 443 916 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Gene Liu Gene Liu /s/ Erika Fisher Erika Fisher